Exhibit 10.14

SECOND AMENDMENT

THE EQUITY RESIDENTIAL PROPERTIES TRUST
ADVANTAGE RETIREMENT SAVINGS PLAN

WHEREAS, Equity Residential (the “Company”) maintains The Equity Residential Properties Trust Advantage Retirement Savings Plan (the “Plan”) for the benefit of its eligible employees;

WHEREAS, Section 8.01 of the Plan provides that the Company may amend the Plan at any time; and

WHEREAS, the Company desires to change the name of the Plan to reflect the revision that was made to the Company’s name effective May 15, 2002, and to amend the Plan’s provisions concerning minimum distributions as required by the issuance by the Internal Revenue Service of final regulations under Section 401(a)(9) of the Internal Revenue Code;

NOW, THEREFORE, the Company hereby amends the Plan in the following particulars:

1.                                       Effective as of May 15, 2002, Section 2.08 is hereby amended to read as follows;

“2.08                     Company shall mean Equity Residential, a Maryland real estate trust, and its successors.  The Company shall be the Plan Sponsor.”

2.                                       Effective as of May 15, 2002, Section 2.27 is hereby amended to read as follows:

“2.27                     Plan shall mean The Equity Residential Advantage Retirement Savings Plan, as in effect from time to time, including any amendment or restatement thereof.

3.                                       The following new Section 6.16 is hereby added to the Plan effective January 1, 2003:

“6.16                     Special Distribution Rules.

(a)                                  The provisions of this Section 6.16 shall apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.  The requirements of this Section will take precedence over any inconsistent provisions of the Plan.  All distributions required under this Article will be determined and made in accordance with the Treasury Regulations under Code Section 401(a)(9).

(b)                                 Time and Manner of Distribution.

(i)                                     Required Beginning Date.  The Participant’s entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant’s Required Beginning Date.

(ii)                                  Death of Participant Before Distributions Begin.  If the Participant dies before distributions begin the Participant’s entire interest will be distributed, or begin to be distributed, no later than as follows:

(1)                                  If the Participant’s surviving spouse is the Participant’s sole Designated Beneficiary, distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

(2)                                  If the Participant’s surviving spouse is not the Participant’s sole Designated Beneficiary, distribution to a Designated Beneficiary who is not the surviving spouse will be made by no later than December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(3)                                  If there is no Designated Beneficiary as of September 30 of the year following the year of the Participant’s death, the Participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(4)                                  If the Participant’s surviving spouse is the Participant’s sole Designated Beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section 6.16(b)(ii), other than Section 6.16(b)(ii)(1), will apply as if the surviving spouse were the Participant.

For purposes of this Section 6.16(b)(ii) and Section 6.16(d), unless Section 6.16(b)(ii)(4) applies, distributions are considered to begin on the Participant’s Required Beginning Date.  If Section 6.16(b)(ii)(4) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 6.16(b)(ii)(1).

(iii)                               Forms of Distribution.  Unless the Participant’s interest is distributed in a single sum on or before the Required Beginning Date, as of the first Distribution Calendar Year distributions will be made in accordance with Sections 6.16(c) and 6.16(d).

(c)                                  Required Minimum Distributions During Participant’s Lifetime.

(i)                                     Amount of Required Minimum Distribution For Each Distribution Calendar Year.  During the Participant’s lifetime, the minimum amount that will be distributed for each Distribution Calendar Year is the lesser of:

(1)                                  the quotient obtained by dividing the Participant’s Account Balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s age as of the Participant’s birthday in the Distribution Calendar Year; or

(2)                                  if the Participant’s sole Designated Beneficiary for the Distribution Calendar Year is the Participant’s spouse, the quotient obtained by dividing the Participant’s Account Balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s and spouse’s attained ages as of the Participant’s and spouse’s birthdays in the Distribution Calendar Year.

(ii)                                  Lifetime Required Minimum Distributions Continue Through Year of Participant’s Death.  Required minimum distributions will be determined under this Section 6.16(c) beginning with the first Distribution Calendar Year and up to and including the Distribution Calendar Year that includes the Participant’s date of death.

(d)                                 Required Minimum Distributions After Participant’s Death.

(i)                                     Death On or After Date Distributions Begin.

(1)                                  Participant Survived by Designated Beneficiary.  If the Participant dies on or after the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Account Balance by the longer of the remaining Life Expectancy of the Participant or the remaining Life Expectancy of the Participant’s Designated Beneficiary, determined as follows:

(A)                              The Participant’s remaining Life Expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(B)                                If the Participant’s surviving spouse is the Participant’s sole Designated Beneficiary, the remaining Life Expectancy of the surviving spouse is calculated for each Distribution Calendar Year after the year of the Participant’s death using the surviving spouse’s age as of the spouse’s birthday in that year.  For Distribution Calendar Years after the year of the surviving spouse’s death, the remaining Life Expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse’s birthday in the calendar year of the spouse’s death, reduced by one for each subsequent calendar year.

(C)                                If the Participant’s surviving spouse is not the Participant’s sole Designated Beneficiary, the Designated Beneficiary’s remaining Life Expectancy is calculated using the age of the beneficiary in the year of the Participant’s death, reduced by one for each subsequent year.

(2)                                  No Designated Beneficiary.  If the Participant dies on or after the date distributions begin and there is no Designated Beneficiary as of September 30 of the year after the year of the Participant’s death, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Account Balance by the Participant’s remaining Life Expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(ii)                                  Death Before Date Distributions Begin.

(1)                                  Participant Survived by Designated Beneficiary.  If the Participant dies before the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Account Balance by the remaining Life Expectancy of the Participant’s Designated Beneficiary, determined as provided in Section 6.16(d)(i).

(2)                                  No Designated Beneficiary.  If the Participant dies before the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Participant’s death, distribution of the Participant’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(3)                                  Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin.  If the Participant dies before the date distributions begin, the Participant’s surviving spouse is the Participant’s sole Designated Beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Section 6.16(b)(ii)(1), this Section 6.16(d)(ii) will apply as if the surviving spouse were the Participant.

(e)                                  Definitions.  The following definitions shall apply for purposes of this Section 6.16:

(i)                                     ‘Designated Beneficiary’ means the individual who is designated as the beneficiary under Section 6.13 and is the designated beneficiary under Section 401(a)(9) of the Internal Revenue Code and Section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

(ii)                                  ‘Distribution Calendar Year’ means a calendar year for which a minimum distribution is required.  For distributions beginning before the Participant’s death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant’s Required Beginning Date.  For distributions beginning after the Participant’s death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin under Section 6.16(b)(ii).  The required minimum distribution for the Participant’s first Distribution Calendar Year will be made on or before the Participant’s Required Beginning Date.  The required minimum distribution for other Distribution Calendar Years, including the required minimum distribution for the Distribution Calendar Year in which the Participant’s Required Beginning Date occurs, will be made on or before December 31 of that Distribution Calendar Year.

(iii)                               ‘Life Expectancy’ means life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.

(iv)                              ‘Participant’s Account Balance’ means the account balance as of the last valuation date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date.  The account balance for the valuation calendar year includes any amounts rolled over or transferred to the plan either in the valuation calendar year or in the Distribution Calendar Year if distributed or transferred in the valuation calendar year.

(v)                                 ‘Required Beginning Date’ means  the date specified in Section 6.07(h) of the Plan.”

4.                                       Effective as of May 15, 2002, Section 9.07 is hereby amended to read as follows:

“9.07                     Agent for Service of Process.  The agent for service of process of this Plan shall be the person listed from time to time in the current records of the Secretary of State of Illinois as the agent for the service of process for Equity Residential.”

*   *   *   *

IN WITNESS WHEREOF, the Company has caused this Second Amendment to be executed by its duly authorized officers on this 16 day of December, 2002.

EQUITY RESIDENTIAL

	By:	/s/ Catherine M. Carraway

	Title:	Vice President, Compensation & Benefits

ATTEST:

Secretary